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                                                                    EXHIBIT 10.3

                                     FORM OF

                             SECURED PROMISSORY NOTE


                                  $___________
                               Seattle, Washington
                                     [DATE]


        FOR VALUE RECEIVED, _________ (the "Borrower"), hereby promises to pay to the order of Plum Creek Acquisition Partners, L.P., a Delaware limited partnership (the "Lender"), the principal sum of ________________ ($___________), in lawful money of the United States of America, on [10 years from the date of this agreement] or when demanded pursuant to Section 6 hereof (the "Repayment Date"), together with accrued and unpaid interest thereon from the date hereof.

        1. Interest Rate. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear interest at a rate per annum equal to 7.5%.

        2. Interest Payments. Interest payments on the Note shall be payable annually on _____________ of each year through the Repayment Date. Interest shall be calculated on the basis of a year comprised of twelve (12) thirty (30) day months. Each payment on this Note shall be credited first to interest on past due interest, then to past due interest, then to accrued interest and then to principal.

        3. Method of Payment. All payments hereunder shall be made to Plum Creek Acquisition Partners, L.P., 999 Third Avenue, Suite 2300, Seattle, Washington 98104-4096, or at such other place, or by such other means, as the Lender shall designate to the Borrower in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Washington.

        4. Prepayment. The Borrower shall have the right to prepay the principal amount hereof in full or in part, together with all accrued interest on the amount prepaid to the date of such prepayment, at any time without penalty.

        5. Security. Pursuant to the Security and Pledge Agreement, dated as of the date hereof (the "Security Agreement"), by and between the Lender and the Borrower, the obligations of the Borrower hereunder are secured by the Collateral (as defined in the Security Agreement), and the holder of this Note is entitled to the Proceeds (as defined in the Security Agreement), but not the voting rights, of the Collateral.





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        6. Events of Default.

                (a) Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) the Borrower's failure to pay, within 15 days after the date when such payment is due, any payment of principal or interest on the Note; (ii) the Borrower's failure to observe or perform any covenant or agreement contained in the Note; and (iii) the Borrower's violation of any of the transfer restrictions contained in the Certificate of Incorporation of [INSERT NAME OF CORPORATE SUBSIDIARY OR, ALTERNATIVELY, NAME OF HOLDING COMPANY FOR THE CORPORATE SUBSIDIARY].

                (b) Upon the occurrence of any Event of Default, the holder of this Note may, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note and all other charges owing to the Lender to be, and the same shall upon such notice forthwith become, due and payable. Upon the occurrence of an Event of Default, the holder of this Note, may, in addition to all rights and remedies available to it at law, exercise any or all of its rights under the Security Agreement.

        7. Recourse. In addition to recourse against the Collateral as provided in the Security Agreement, the Lender shall be entitled to recourse against the Borrower for the payment of any principal of or interest on the Note or for any claim based hereon (including costs of collection).

        8. Payable Upon Demand. The holder of this Note shall have the right, at its option, by notice in writing to the Borrower, to declare the entire unpaid principal balance of this Note, irrespective of the maturity date of this Note, together with accrued interest on this Note and any other charges owing to the Lender, and the same shall upon such notice forthwith become, due and payable.

        9. Costs of Collection. Upon the failure of the Borrower to pay any amount due hereunder as and when due (taking into account the additional 15 days provided in section 5 of the Security Agreement), the Borrower shall pay on demand any reasonable costs and expenses incurred by the holder hereof in connection with the collection of any outstanding principal balance and interest accrued hereunder, and in connection with the enforcement of any rights or remedies provided for pursuant to this Note and the Security Agreement. If not paid on demand, all such costs and expenses automatically shall be added to the remaining principal balance hereunder as of the date immediately following the date of such demand.

        10. Waiver. The Borrower hereby waives any right it might otherwise have to require notice or acceptance by any other person of its obligations or liabilities under this Note which are unconditional and absolute and waives diligence, presentment, demand of payment, protest and notice with respect to all of the obligations of the Borrower under this Note and with respect to any action under this Note and all other notices and demands whatsoever, except as specifically provided




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for in this Note. This Note may be amended, and the observance of any term of this Note may be waived, with (and only with) the written consent of the Lender.

        11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

        12. Assignment or Pledge of Note. The Lender shall promptly notify the Borrower of any endorsement, assignment, pledge or hypothecation of this Note to a person not affiliated with the Lender.

        13. Loss, Mutilation, Etc. Upon notice from the holder of this Note to the Borrower of the loss, theft, destruction or mutilation of this Note, and upon receipt of an indemnity reasonably satisfactory to the Borrower from the holder of this Note or, in the case of mutilation hereof, upon surrender of the mutilated Note, the Borrower will make and deliver a new note of like tenor in lieu of this Note.

        14. Notices. All notices and other communications required or permitted under this Note shall be in writing and shall be personally delivered or sent by certified first class United States mail, postage prepaid, return receipt requested, and if mailed, shall be deemed to have been received on the third business day after deposit in the mail, addressed to the Lender, Plum Creek Acquisition Partners, L.P., 999 Third Avenue, Suite 2300, Seattle, Washington 98104-4096, Attention: Chief Financial Officer, or to the Borrower at the address set forth below the Borrower's signature. Notice of any change of either party's address shall be given by written notice in the manner set forth in this paragraph.



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        IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.

                                       BORROWER:


                                       -----------------------------------------
                                       (Signature of Borrower)

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                                       (Print or Type Name)

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                                       (Address)

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                                       (City, State, Zip Code)

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                                       (Telephone Number)